DREYFUS PREMIER MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance of the Dreyfus Premier Municipal Bond Fund for its fiscal year ended April 30, 1997 as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                  ________________          ______________________
           Class A................................                      8.03%                        5.57%
           Class B................................                      7.49%                        5.32%
           Class C................................                      7.16%                        5.09%

ECONOMIC REVIEW
      The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
      The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
      The strong economy has put an increasing number of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
      Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
      Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this fiscal year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
      While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. There is little reason to suspect that the Fed will soon change this policy.



MARKET ENVIRONMENT
      Despite the assumption of a twenty-five basis point rate hike incorporated into most long-term securities in advance of the Federal Reserve meeting on March 25, prices of those securities actually fell an additional twenty-five basis points after the announcement, reaching a 7.17% yield on the thirty-year Treasury bellwether bond on April 17. Due to good inflation data, the market later recovered to the 6.85% level, and then retreated to a 7.00% yield, after the FOMC, at its meeting on May 20, decided to hold short-term rates steady. This action normally would have encouraged higher prices, but has instead generated some price erosion.
      The volatility in the general fixed income market belies the remarkable stability of the municipal bond market. Since February 15, the thirty-year Treasury bond has corrected by nearly forty basis points. By comparison, municipal bond futures are off only one and three-quarters points and cash securities (the bonds themselves) are flat to off one point. This substantial outperformance by municipals has led to municipal/Treasury yield ratios which are as low as have been seen in over two years.
PORTFOLIO OVERVIEW
      Your portfolio is made up of securities that are indicative of the relative stability of municipals compared to their taxable counterparts. Many new issue purchases and existing holdings are slightly shorter than the traditional maturity range to enable the Fund to maintain a competitive yield while reducing potential volatility should interest rates change. Over the reporting period the Fund was comprised of many securities with 6% or greater coupons for added stability and income, as well as some 5% to 5-1/4% coupon securities for potential price performance. These barbell strategy-oriented securities provide balance and liquidity, and are in especially high demand by retail and institutional investors. This strategy continues to be utilized due to its success over the past year.
      While there are many strategies at work in the Fund, one of the central themes continues to be emphasizing income. Since August, the Bond Buyer Revenue Bond Index has varied only 15 basis points above or below 5.95%. This narrow range indicator and the expectation of its continuation provide little impetus to make changes to that theme. However, we continue to evaluate the potentially changing financial landscape and stand ready to adjust our positions accordingly.
      Enclosed please find a copy of the recent portfolio holdings for your review.
                                  Very truly yours,
                          [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER MUNICIPAL BOND FUND                      APRIL 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$21,905
Lehman Brothers
Municipal Bond Index*
Dollars
$21,190
Dreyfus Premier
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]






AVERAGE ANNUAL TOTAL RETURNS
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________      __________________      _______________         ____________    _________________

1 Year                         8.03%               3.20%               1 Year                      7.49%            3.49%
5 Year                         7.22                6.23                From Inception (1/15/93)    5.88             5.49
10 Year                        8.29                7.80

                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________     ____________________
1 Year                        7.16%               6.16%
From Inception (7/13/95)      4.64                4.64
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Municipal Bond Fund on 4/30/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                  APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount           Value
                                                                                                  __________       __________
ALABAMA-.4%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................                    $    2,500,000   $  2,645,175
ARIZONA-.9%
Maricopa County Pollution Control Corporation, PCR, Refunding
    (Public Service Co._New Mexico Project) 6.30%, 12/1/2026................                         5,000,000      4,945,400
CALIFORNIA-2.9%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    6%, 1/1/2034............................................................                         5,000,000      4,880,100
    5%, 1/1/2035............................................................                         8,000,000      6,641,040
Sacramento Cogeneration Authority, Cogeneration Project Revenue
    (Procter & Gamble Project) 6.50%, 7/1/2021..............................                         4,200,000      4,323,858
COLORADO-9.9%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470 Project):
    Zero Coupon, 8/31/2005..................................................                         2,530,000      1,554,634
    Zero Coupon, 8/31/2007..................................................                         4,000,000      2,186,800
    7%, 8/31/2026...........................................................                        11,000,000     11,777,040
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017 (a)..............................................                         9,930,000      2,544,860
    Zero Coupon, 10/1/2022..................................................                        47,535,000      8,664,204
Denver City and County, Airport Revenue:
    7.25%, 11/15/2023.......................................................                        10,000,000     10,757,600
    7.50%, 11/15/2023.......................................................                        11,775,000     12,995,596
    7%, 11/15/2025..........................................................                         4,225,000      4,413,646
CONNECTICUT-.6%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                         3,000,000      3,217,140
DELAWARE-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                         3,725,000      3,852,097
FLORIDA-2.9%
Florida Ports Financing Commission, Revenue
    (Transportation Trust Fund) 5.375%, 6/1/2027 (Insured; MBIA)............                         2,500,000      2,337,700
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (b).......................                         6,750,000      5,037,728
    (Osceola Power LP) 6.95%, 1/1/2022 (b)..................................                         7,500,000      5,566,875
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                         3,000,000      2,977,290
GEORGIA-.7%
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC).........................................                         4,250,000      4,171,375
ILLINOIS-9.3%
Carol Stream, First Mortgage Revenue, Refunding
    (Windsor Park Manor Project) 6.50%, 12/1/2007...........................                         2,000,000      1,979,700

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                   __________      __________
ILLINOIS (CONTINUED)
Chicago O'Hare International Airport, Special Facility Revenue
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                    $    6,000,000    $ 6,461,640
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010 (Prerefunded 3/1/1999) (c)............................                         5,458,000      5,954,351
      8.75%, 3/1/2010.......................................................                         1,092,000      1,170,493
      8.50%, 9/1/2010.......................................................                         4,535,000      4,817,213
      8.25%, 8/1/2012.......................................................                         4,080,000      4,298,076
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
    9.125%, 12/15/2015 (Prerefunded 12/15/2000) (c).........................                         2,000,000      2,332,960
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        23,500,000     24,468,170
INDIANA-8.2%
East Chicago, PCR, Refunding:
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                         7,000,000      7,073,430
    (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007..................                         3,000,000      3,103,470
Indiana Development Finance Authority:
    Environmental Improvement Revenue, Refunding (USX Corp. Project):
      6.15%, 7/15/2022......................................................                         4,000,000      4,005,840
      6.25%, 7/15/2030......................................................                         2,500,000      2,516,225
    PCR, Refunding (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012...                         4,000,000      4,063,960
Indianapolis Airport Authority, Special Facilities Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         7,500,000      8,083,725
    (United Airlines, Inc. Project) 6.50%, 11/15/2031.......................                        16,250,000     16,519,425
KENTUCKY-1.1%
Perry County, SWDR (TJ International Project):
    7%, 6/1/2024............................................................                         3,500,000      3,627,855
    6.55%, 4/15/2027 (d)....................................................                         2,500,000      2,506,275
LOUISIANA-4.0%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                         4,225,000      4,293,952
Louisiana Public Facilities Authority, Student Loan Revenue
    7%, 9/1/2006............................................................                         3,000,000      3,151,110
Parish of West Feliciana, PCR:
    (Gulf States Utilities_II) 7.70%, 12/1/2014.............................                         7,000,000      7,582,890
    (Gulf States Utilities_III) 7.70%, 12/1/2014............................                         6,500,000      7,041,255
MARYLAND-.6%
Maryland Energy Financing Administration, SWDR
    (Wheelabrator Water Projects) 6.45%, 12/1/2016..........................                         3,000,000      3,119,760
MASSACHUSETTS-1.3%
Massachusetts Industrial Finance Agency, Water Treatment Revenue
    (American Hingham) 6.95%, 12/1/2035.....................................                         2,640,000      2,740,742

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  __________      __________
MASSACHUSETTS (CONTINUED)
Massachusetts Water Resource Authority 5%, 12/1/2016 (Insured; MBIA)........                    $    5,000,000   $  4,587,200
MICHIGAN-1.2%
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc.) 6.75%, 12/1/2015.............................                         5,000,000      5,154,050
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (c).....                         1,500,000      1,719,210
NEVADA-2.5%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                        13,000,000     13,991,900
NEW JERSEY-7.6%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                         2,000,000      2,040,160
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                        15,000,000     16,816,050
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                         4,000,000      4,403,520
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5%, 6/15/2015 (Insured; MBIA)...................                        10,000,000      9,316,300
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000      9,741,965
NEW MEXICO-1.5%
Farmington, PCR:
    Refunding (Public Service Co._San Juan Project) 6.375%, 4/1/2022........                         5,000,000      4,976,800
    (Tucson Electric Power Company of San Juan) 6.95%, 10/1/2020............                         3,000,000      3,058,290
NEW YORK-10.4%
New York City:
    8%, 6/1/2000............................................................                         2,190,000      2,401,488
    7.50%, 2/1/2001.........................................................                         5,000,000      5,394,850
    7.10%, 2/1/2009.........................................................                         5,000,000      5,339,300
    7%, 2/1/2020............................................................                        10,000,000     10,581,900
    6.625%, 2/15/2025.......................................................                         7,000,000      7,248,850
New York State Energy Research and Development Authority,
    Electric Facilities Revenue (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                         3,650,000      3,869,511
      7.15%, 6/1/2020.......................................................                         4,000,000      4,240,560
      7.15%, 12/1/2020......................................................                         5,000,000      5,300,700
      7.15%, 2/1/2022.......................................................                         7,500,000      7,951,050
New York State Housing Finance Agency, Service Contract Obligation Revenue
    7.30%, 3/15/2021 (Prerefunded 9/15/2001) (c)............................                         5,000,000      5,578,350
NORTH CAROLINA-2.6%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
    7%, 1/1/2013............................................................                         3,500,000      3,836,910
    6%, 1/1/2014............................................................                         6,750,000      6,613,650

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                  __________      __________
NORTH CAROLINA (CONTINUED)
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue,
    Refunding 5.375%, 1/1/2020 (Insured; AMBAC).............................                    $    4,000,000    $ 3,808,520
OKLAHOMA-1.2%
Holdenville Industrial Authority, Correctional Facility Revenue:
    6.60%, 7/1/2010.........................................................                         2,045,000      2,081,135
    6.70%, 7/1/2015.........................................................                         4,625,000      4,724,715
PENNSYLVANIA-6.4%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,543,420
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.118%, 7/1/2013 (Insured; AMBAC) (e)...................................                         5,000,000      5,505,900
Delaware County Industrial Development Authority, Revenue, Refunding
    (Resource Recovery Facility) 6.20%, 7/1/2019............................                         5,000,000      5,028,250
Lancaster County Hospital Authority, Revenue (Health Center_United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (c)............                         1,465,000      1,639,613
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                         2,000,000      2,079,260
    9.50%, 11/1/2016........................................................                         3,000,000      3,224,220
Montgomery County Higher Education and Health Authority, First Mortgage Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                         3,475,000      3,753,070
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (c)                      2,000,000      2,176,380
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,940,000      5,565,355
RHODE ISLAND-.6%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                         3,000,000      3,074,220
TEXAS-12.1%
Alliance Airport Authority, Special Facilities Revenue:
    (American Airlines, Inc. Project) 7%, 12/1/2011.........................                         10,700,000    11,843,188
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                         5,000,000      5,044,650
Dallas-Fort Worth International Airport Facility, Improvement Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                         8,000,000      8,508,800
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                         4,200,000      4,378,668
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                         7,000,000      7,517,790
Houston Airport System, Special Facilities Improvement Revenue
    (Continental Airline Terminal):
      6.125%, 7/15/2017 (Guaranteed; Continental Airlines Inc.).............                         2,875,000      2,788,233
      6.125%, 7/15/2027 (Guaranteed; Continental Airlines Inc.).............                         6,800,000      6,479,176
Lower Colorado River Authority, PCR
    (Samsung Austin Semiconductor) 6.375%, 4/1/2027.........................                         5,000,000      5,044,550

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                               PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                      AMOUNT             VALUE
                                                                                            _______________    _______________
TEXAS (CONTINUED)
Rio Grande City Consolidated Independent School District, Public Facilities Corp. LR
    6.75%, 7/15/2010........................................................                    $    6,000,000    $ 6,162,480
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (c)............................                         8,305,000      9,544,023
UTAH-3.3%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                         4,000,000      4,201,760
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                         3,300,000      3,631,188
    (Sunnyside Cogeneration) 9.25%, 7/1/2018 (f)............................                        15,000,000     10,513,050
VIRGINIA-1.0%
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    5.15%, 7/1/2020 (Insured; MBIA).........................................                         6,000,000      5,559,840
WEST VIRGINIA-1.3%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,277,900
U.S. RELATED-4.8%
Puerto Rico Commonwealth:
    Public Improvement 6.50%, 7/1/2014 (Insured; MBIA)......................                         5,000,000      5,571,200
    Refunding:
      6.25%, 7/1/2013 (Insured; MBIA).......................................                         3,000,000      3,267,330
      6%, 7/1/2014..........................................................                           400,000        403,084
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    6.25%, 7/1/2013.........................................................                         8,000,000      8,596,320
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
    5%, 7/1/2036............................................................                         5,000,000      4,359,300
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                           520,000        537,982
Puerto Rico Telephone Authority, Revenue, Refunding
    6.48%, 1/25/2007 (Insured; MBIA) (e)....................................                         3,950,000      3,964,813
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $536,562,833).......................................                                     $554,964,622
                                                                                                                ==============

DREYFUS PREMIER MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
IDR           Industrial Development Revenue                     PCR     Pollution Control Revenue
LR            Lease Revenue                                      RRR     Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR    Solid Waste Disposal Revenue
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
 ____                              ________                       _________________          _____________________
AAA                                Aaa                            AAA                               13.5%
A                                  A                              A                                  9.5
BBB                                Baa                            BBB                               38.7
BB                                 Ba                             BB                                13.7
B                                  B                              B                                   .6
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     24.0
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.
    (b) Subsequent to April 30, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Although interest payments remain current as of June 5, 1997, this event has resulted in a decline in the market value of this security.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed-delivery basis.
    (e) Inverse floater security-the interest rate is subject to change periodically.
    (f)  Non-income producing security; interest payment in default.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                       APRIL 30, 1997
                                                                                                 COST               VALUE
                                                                                             ______________     ______________
ASSETS:                          Investments in securities_See Statement of Investments       $536,562,833       $554,964,622
                                 Cash.......................................                                        5,161,309
                                 Interest receivable........................                                       10,488,120
                                 Receivable for shares of Beneficial Interest subscribed                              565,965
                                 Prepaid expenses...........................                                           41,413
                                                                                                                ______________
                                                                                                                  571,221,429
                                                                                                                ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       261,362
                                 Due to Distributor.........................                                         160,611
                                 Payable for investment securities purchased                                        2,513,191
                                 Payable for shares of Beneficial Interest redeemed                                   373,527
                                 Accrued expenses...........................                                           50,944
                                                                                                                ______________
                                                                                                                    3,359,635
                                                                                                                ______________
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                     $551,191,744
                                 Accumulated net realized gain (loss) on investments                               (1,731,739)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ......on investments_Note 4                                                       18,401,789
                                                                                                                ______________
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============

                                                        NET ASSET VALUE PER SHARE
                                                   ____________________________________
                                                                           CLASS A              CLASS B             CLASS C
                                                                        ____________         ____________        ____________
Net Assets...............................................               $457,326,987         $109,485,407          $1,049,400
Shares Outstanding..........................................              32,415,496            7,758,931              74,297
NET ASSET VALUE PER SHARE...................................                  $14.11               $14.11              $14.12
                                                                              ======              =======            ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $39,068,835
EXPENSES:                        Management fee-Note 3(a)..................                   $  3,180,718
                                 Shareholder servicing costs-Note 3(c)......                     1,801,936
                                 Distribution fees-Note 3(b)................                       549,961
                                 Registration fees..........................                        89,776
                                 Professional fees..........................                        75,408
                                 Custodian fees.............................                        57,304
                                 Trustees' fees and expenses-Note 3(d)......                        38,109
                                 Prospectus and shareholders' reports.......                        27,092
                                 Loan commitment fees-Note 2................                         3,255
                                 Miscellaneous..............................                        31,507
                                                                                              _____________
                                       TOTAL EXPENSES.......................                                          5,855,066
                                                                                                                 _______________
INVESTMENT INCOME-NET......................................................                                          33,213,769
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $  3,461,461
                                 Net unrealized appreciation (depreciation) on investments       7,755,927
                                                                                              _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         11,217,388
                                                                                                                 _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $44,431,157
                                                                                                                 ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED              YEAR ENDED
                                                                                      APRIL 30, 1997          APRIL 30, 1996
                                                                                    _________________      __________________
OPERATIONS:
    Investment income-net..................................................            $ 33,213,769            $ 35,452,066
    Net realized gain (loss) on investments.................................              3,461,461              13,702,073
    Net unrealized appreciation (depreciation) on investments...............              7,755,927             (13,168,792)
                                                                                    _________________      ___________________
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...             44,431,157              35,985,347
                                                                                    _________________      __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................            (27,382,313)            (29,748,887)
      Class B shares........................................................             (5,784,609)             (5,700,103)
      Class C shares........................................................                (46,847)                 (3,076)
    Net realized gain on investments:
      Class A shares........................................................               (246,714)                   ____
      Class B shares........................................................                (57,569)                   ____
      Class C shares........................................................                   (447)                   ____
                                                                                    _________________      __________________
          TOTAL DIVIDENDS...................................................            (33,518,499)            (35,452,066)
                                                                                    _________________      __________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................             97,168,956              40,674,840
      Class B shares.......................................................              13,717,368              19,195,766
      Class C shares.....................................................                 1,639,929                 359,668
    Dividends reinvested:
      Class A shares........................................................             15,604,972              17,177,404
      Class B shares........................................................              3,291,903               3,289,792
      Class C shares........................................................                 30,755                   2,003
    Cost of shares redeemed:
      Class A shares........................................................           (138,425,542)            (80,027,504)
      Class B shares........................................................            (16,411,365)            (14,906,844)
      Class C shares........................................................               (983,046)                (10,150)
                                                                                    _________________      __________________
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS       (24,366,070)            (14,245,025)
                                                                                    _________________      __________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................            (13,453,412)            (13,711,744)
NET ASSETS:
    Beginning of Period................................................                 581,315,206             595,026,950
                                                                                    _________________      ___________________
    End of Period...................................................                  $ 567,861,794           $ 581,315,206
                                                                                    ================        ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     SHARES
                                                                                       ___________________________________
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                       APRIL 30, 1997       APRIL 30, 1996
                                                                                      _________________    _________________
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    ________
    Shares sold............................................................               6,879,873               2,877,435
    Shares issued for dividends reinvested.................................               1,104,332               1,202,513
    Shares redeemed........................................................            (9,791,371)               (5,613,780)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,807,166)             (1,533,832)
                                                                                      =================   ==================

    CLASS B
    ________
    Shares sold............................................................                 971,997               1,363,135
    Shares issued for dividends reinvested.................................                 232,925                 230,256
    Shares redeemed........................................................              (1,164,445)             (1,045,329)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         40,477                 548,062
                                                                                      =================   ==================

    CLASS C*
    _________
    Shares sold............................................................                 117,036                  25,139
    Shares issued for dividends reinvested.................................                   2,175                     141
    Shares redeemed........................................................                 (69,481)                   (713)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         49,730                  24,567
                                                                                      =================   ==================

*  From July 13, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS A SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........         $13.85        $13.86        $13.81        $14.45        $13.75
                                                          ______         ______       ______        ______        ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................             .82           .86           .84           .89           .92
    Net realized and unrealized gain (loss)
      on investments.............................            .27          (.01)          .05          (.59)          .91
                                                          ______         ______       ______        ______        ______
    TOTAL FROM INVESTMENT OPERATIONS.............           1.09           .85           .89           .30          1.83
                                                          ______         ______       ______        ______        ______
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.82)         (.86)        (.84)          (.89)         (.92)
    Dividends from net realized gain on investments         (.01)           --          --            (.05)         (.21)
                                                          ______         ______       ______        ______        ______
    TOTAL DISTRIBUTIONS..........................           (.83)         (.86)         (.84)         (.94)        (1.13)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............         $14.11        $13.85        $13.86        $13.81        $14.45
                                                         ========       =======      =======        ======       =======
TOTAL INVESTMENT RETURN*.........................          8.03%         6.08%         6.72%         1.84%        13.76%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .91%          .92%          .92%          .85%          .74%
    Ratio of net investment income to average net assets.. 5.84%         5.98%         6.16%         6.01%         6.43%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........            --            --            --           .06%          .20%
    Portfolio Turnover Rate......................         28.17%        36.59%        38.60%        22.15%        30.99%
    Net Assets, end of period (000's Omitted)....      $457,327       $474,044      $495,616      $546,036      $526,606
------------------------
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS B SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993(1)
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........         $13.85         $13.86       $13.81        $14.45        $14.02
                                                          ______         ______       ______        ______        ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................             .75           .78           .77           .80           .24
    Net realized and unrealized gain (loss)
      on investments.............................            .27          (.01)          .05          (.59)          .43
                                                          ______         ______       ______        ______        ______
    TOTAL FROM INVESTMENT OPERATIONS.............           1.02           .77           .82           .21           .67
                                                          ______         ______       ______        ______        ______
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.75)         (.78)         (.77)         (.80)         (.24)
    Dividends from net realized gain on investments         (.01)           --           --           (.05)           --
                                                          ______         ______       ______        ______        ______
    TOTAL DISTRIBUTIONS..........................           (.76)         (.78)         (.77)         (.85)         (.24)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............         $14.11        $13.85        $13.86        $13.81        $14.45
                                                          ======        =======      =======       ========      ========
TOTAL INVESTMENT RETURN(2)....................             7.49%         5.53%         6.15%         1.26%        16.80%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          1.43%         1.43%         1.44%         1.40%         1.15%(3)
    Ratio of net investment income to average net assets   5.33%         5.46%         5.62%         5.33%         5.13%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager......               --           --            --            .05%          .10%(3)
    Portfolio Turnover Rate......................         28.17%        36.59%        38.60%        22.15%        30.99%
    Net Assets, end of period (000's Omitted)...        $109,485      $106,931       $99,411       $95,643       $19,855
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.







                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________
    Net asset value, beginning of period....................................               $13.87                 $14.28
                                                                                           ________             ________
    INVESTMENT OPERATIONS:
    Investment income-net..................................................                   .72                    .60
    Net realized and unrealized gain (loss)
      on investments........................................................                  .26                   (.41)
                                                                                           ________             ________
    TOTAL FROM INVESTMENT OPERATIONS........................................                  .98                    .19
                                                                                           ________             ________
    DISTRIBUTIONS:
    Dividends from investment income-net....................................                 (.72)                 (.60)
    Dividends from net realized gain on investments.........................                 (.01)                   __
                                                                                           ________             ________
    TOTAL DISTRIBUTIONS.....................................................                 (.73)                 (.60)
                                                                                           ________             ________
    Net asset value, end of period..........................................               $14.12                $13.87
                                                                                          ========              =========
TOTAL INVESTMENT RETURN(2)..................................................                7.16%                 1.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                1.64%                 1.77%(3)
    Ratio of net investment income to average net assets....................                5.01%                 4.84%(3)
    Portfolio Turnover Rate.................................................               28.17%                36.59%
    Net Assets, end of period (000's Omitted)...............................               $1,049                   $340
(1)    From July 13, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Fund's Trustees approved a change of the Fund's name, effective March 31, 1997, from Premier Municipal Bond Fund to Dreyfus Premier Municipal Bond Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30,
1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, the carryover expires in fiscal 2003.
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the line of credit.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,270 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $542,946 was charged to the Fund for the Class B shares and $7,015 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $1,171,970, $271,473 and $2,338 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $262,310, during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $159,078,762 and $178,345,435, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $18,401,789, consisting of $29,240,490 gross unrealized appreciation and $10,838,701 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
June 5, 1997


DREYFUS PREMIER MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income_net during its fiscal year ended April 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


Dreyfus Premier
Municipal Bond Fund
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                        022/612AR974
[lion2hres logo]
Registration Mark

Annual Report
Dreyfus
Premier Municipal
Bond Fund
April 30, 1997